Neuberger Berman Alternative and Multi-Asset Class Funds®
Supplement to the Prospectuses dated February 28, 2014, as amended April 1, 2014

Neuberger Berman Absolute Return Multi-Manager Fund
Class A, Class C, Institutional Class and Class R6
This supplement describes important changes affecting Neuberger Berman Absolute Return Multi-Manager Fund (the “Fund”).  These changes were proposed by Neuberger Berman Management LLC (“NB Management”) and NB Alternative Investment Management LLC (“NBAIM”) and approved by the Fund’s Board of Trustees (the “Board”) as being in the best interests of the Fund’s shareholders.  If you have any questions regarding these changes, please contact NB Management at 877-628-2583.

New Subadvisers

As disclosed in the Fund’s Prospectus, NB Management and the Fund have obtained an exemptive order from the Securities and Exchange Commission that permits NB Management and NBAIM to engage additional unaffiliated subadvisers and to enter into a subadvisory agreement with an unaffiliated subadviser, upon the approval of the Board, without obtaining shareholder approval. Effective November 10, 2014, NB Management has engaged Cloud Gate Capital LLC (“Cloud Gate”) and Blue Jay Capital Management, LLC (“Blue Jay”) as new subadvisers for the Fund.  Cloud Gate will employ an equity long/short strategy with opportunistic investments in debt securities.  Blue Jay will employ an equity long/short strategy focused primarily on the health care sector.

As a result of these changes, the Class A, Class C, Institutional Class and Class R6 Prospectuses of the Fund dated February 28, 2014, as amended April 1, 2014, are each revised as follows:

The following is added to the end of the paragraph entitled “Equity Long/Short” in the “Principal Investment Strategies” section on page 3 of the Class A, Class C, Institutional Class and Class R6 Prospectuses:

In addition, it is currently expected that a subadviser will focus its long/short equity strategy on securities of companies in the health care sector.  Other subadvisers may invest across any sectors they find attractive.  The subadvisers also may invest in a broad range of investments, including, but not limited to, debt securities, such as U.S. and non-U.S. corporate debt securities, mortgage-backed securities, loans and loan participations.

The following is added to the end of the paragraph titled “Sector Risk” on page 6 of the “Principal Investment Risks” section of the Class A, Class C,  Institutional Class and Class R6 Prospectuses:

Because one subadviser invests primarily in securities of companies in the health care sector, the Fund’s performance may be adversely affected by a downturn in that sector. Health care companies can be adversely affected by, among other things, legislative or regulatory changes, competitive challenges, product liability litigation, government approval or non-approval of products and services, and product obsolescence. They are also sensitive to political trends, actual and perceived, that may presage legislative or regulatory changes. Biotechnology and related companies can be adversely affected by, among other things, patent considerations, intense competition, rapid technology change and obsolescence, and regulatory requirements of various federal and state agencies. In addition, some of these companies have thinly traded securities and the stock prices of these companies may be very volatile.

The following is added to the table that appears on page 13 in the “Sub-Advisers” section of the Class A, Class C,  Institutional Class and Class R6 Prospectuses:

Blue Jay Capital Management, LLC Cloud Gate Capital LLC	Health Care Equity Long/Short Equity Long/Short

The following is added to the end of the paragraph of the “Portfolio Managers of the Subadvisers” section on page 13 of the Class A, Class C,  Institutional Class and Class R6 Prospectuses:
Each of the Portfolio Managers of Blue Jay Capital Management, LLC and Cloud Gate Capital LLC has managed the Fund since November 2014.

The following is added to the table that begins on page 13 in the “Portfolio Managers of the Subadvisers” section of the Class A, Class C,  Institutional Class and Class R6 Prospectuses:

Blue Jay Capital Management, LLC	Paul Sinclair, Portfolio Manager and Managing Member

Cloud Gate Capital LLC	Brian Newman, Portfolio Manager David Heller, Portfolio Manager

The following is added as a paragraph of the “Subadvisers” section that begins on page 32 of the Class A, Class C,  Institutional Class and Class R6 Prospectuses:

Blue Jay Capital Management, LLC (“Blue Jay”), located at 2121 Avenue of the Stars, Suite 2420, Los Angeles, California, 90067, manages the assets allocated to the health care equity long/short strategy.  Blue Jay, which was founded in 2012, managed approximately $100 million in total assets as of September 30, 2014.

Cloud Gate Capital LLC (“Cloud Gate”), located at 900 North Michigan Avenue, Suite 1600, Chicago, Illinois 60611, manages the assets allocated to the equity long/short strategy.  Cloud Gate, which was formed in 2012, managed approximately $60 million in total assets as of September 30, 2014.

The following is added to the “Portfolio Managers of the Subadvisers” section on page 33 of the Class A, Class C,  Institutional Class and Class R6 Prospectuses:

Blue Jay Capital Management, LLC

Paul Sinclair, is the Managing Member and Portfolio Manager of Blue Jay. Mr. Sinclair founded Blue Jay in 2012.  Prior to forming Blue Jay, Mr. Sinclair managed health care equity long/short strategies at another alternative asset manager.

Cloud Gate Capital LLC

Brian Newman, is a Portfolio Manager of Cloud Gate. Mr. Newman was one of the founders of Cloud Gate in 2012.  Prior to forming Cloud Gate, Mr. Newman was a managing director at a private equity firm.

David Heller, is a Portfolio Manager of Cloud Gate. Mr. Heller was one of the founders of Cloud Gate in 2012. Prior to forming Cloud Gate, Mr. Heller was a Director at another alternative asset manager.
The date of this supplement is November 10, 2014.

Please retain this supplement for future reference.

Neuberger Berman Management LLC 605 Third Avenue 2nd Floor New York, NY 10158-0180 800.877.9700 Institutional Services: 800.366.6264 Web site: www.nb.com